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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (date of earliest event reported)          August 13, 1997
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                                 ValuJet, Inc.
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            (Exact name of registrant as specified in its charter)

Nevada                              0-26914                     58-2189551
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(State or other                  (Commission                  (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)

           1800 Phoenix Boulevard, Suite 126, Atlanta, Georgia 30349
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                 (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code     (770) 907-2580
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        (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     On August 13, 1997, the Company closed a private offering of $80,000,000 principal amount of 10-1/2% Senior Secured Notes due 2001. The proceeds of the offering will be used to repay certain secured debt of ValuJet Airlines, Inc., to finance the purchase of hush kits for the Company's aircraft and to pay certain fees and expenses in connection with the financing.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is filed as a part of this report.

     20  -  Press Release dated August 15, 1997.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VALUJET, INC.


August 15, 1997                  By:  /s/ Stephen C. Nevin
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                                      Stephen C. Nevin,
                                      Senior Vice President - Finance



August 15, 1997                  By:  /s/ Michael D. Acks
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                                      Michael D. Acks,
                                      Vice President and Controller